Organization	12 Months Ended
Dec. 31, 2014
Organization [Abstract]
Organization

1.

Organization

Heat Biologics, Inc. (“Heat” or “the Company”), was incorporated in 2008 pursuant to the laws of the state of Delaware. Heat Biologics, Inc. is a development stage company focused on the development and commercialization of ImPact™ Therapy, a platform technology that offers a novel approach to treating cancer and other diseases by using live, modified cell lines to activate the immune system against specific defined targets. Heat is currently in Phase II clinical trials with its first drug for patients with advanced non-small cell lung cancer.  During 2010 and part of 2011, Heat was headquartered in Miami Beach, Florida. In July 2011, Heat moved its headquarters to Chapel Hill, North Carolina. In May 2014, Heat moved its headquarters and established a lab facility in Durham, North Carolina.

Heat owns 92.5% interest in its subsidiary, Heat Biologics I, Inc. On May 30, 2012, Heat formed two-wholly owned subsidiaries, Heat Biologics III, Inc. (“Heat III”) and Heat Biologics, IV, Inc. (“Heat IV”). Heat formed Heat Biologics GmbH (Heat GmbH), a wholly-owned limited liability company, organized in Germany on September 11, 2012. Heat also formed Heat Biologics Australia Pty LTD, a wholly-owned proprietary company, registered in Australia on March 14, 2014.

Heat's product candidates require clinical trials and approvals from regulatory agencies, as well as acceptance in the marketplace. Part of Heat's strategy is to develop and commercialize some of its product candidates by continuing existing arrangements with academic and corporate collaborators and licensees and by entering into new collaborations.